===============================================================================

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                    -----------------------------------





                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------



DATE OF REPORT:   JULY 27, 2004

DATE OF EARLIEST EVENT REPORTED:    JULY 27, 2004

                              COMMSCOPE, INC.
           (Exact name of registrant as specified in its charter)


    DELAWARE                     1-12929                      36-4135495
(State or other            (Commission File Number)        (I.R.S. Employer
jurisdiction of                                         Identification Number)
 incorporation)

                          1100 COMMSCOPE PLACE, SE
                                P.O. BOX 339
                       HICKORY, NORTH CAROLINA 28602

                  (Address of principal executive offices)




REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:           (828) 324-2200


===============================================================================

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)  Exhibit        Description
               -------        -----------
               99.1           CommScope, Inc. Press Release relating to
                              second quarter financial results, dated
                              July 27, 2004.

Item 12.  Results of Operations and Financial Condition.
          ---------------------------------------------

     On July 27, 2004, CommScope, Inc. issued a press release relating to its financial results for the second quarter of 2004. A copy of the press release is attached hereto as Exhibit 99.1 and is being furnished, not filed, pursuant to Item 12 of this Current Report on Form 8-K.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.


     Dated: July 27, 2004


                                        COMMSCOPE, INC.


                                        By:/s/ Frank B. Wyatt, II
                                           ------------------------------------
                                           Frank B. Wyatt, II
                                           Senior Vice President, General
                                           Counsel and Secretary

                             INDEX OF EXHIBITS
                             -----------------

Exhibit No.                       Description
-----------                       -----------
99.1 CommScope, Inc. Press Release relating to second quarter financial results, dated July 27, 2004